SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-GENERAL HOST CORP

          GABELLI FUNDS, INC.
               THE GABELLI GLOBAL MULTI MEDIA TRUST
                                11/26/97           32,000             5.4250
          GAMCO INVESTORS, INC.
                                11/26/97           80,000             5.3750
          GAMCO INVESTORS, INC.
                                11/26/97            3,000             5.3750
                                11/25/97            2,000-            5.3125
          GABELLI ASSOCIATES LTD
                                11/25/97           50,000             5.3125
          GABELLI ASSOCIATES FUND
                                11/25/97           25,000             5.3437























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.



                                       32
SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

CONVERTIBLE STOCK-GENERAL HOST CV DEBT 8%

          GABELLI FUNDS, INC.
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                12/01/97              266            99.8600
          GAMCO INVESTORS, INC.
                                12/01/97              150            99.8750
                                11/25/97               35-           99.2500
          GABELLI ASSOCIATES FUND
                                11/25/97              500           100.1250

























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.



                                       33